Exhibit 99.1
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
AND SECURITY AGREEMENT
(Bell Microproducts Funding Corporation)
     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT, dated as of September 26, 2007 (this “Amendment”), is entered into by and among BELL MICROPRODUCTS FUNDING CORPORATION, a Delaware corporation (the “Borrower”), BELL MICROPRODUCTS INC., a California corporation (“Bell Microproducts”) as servicer (the “Servicer”), VARIABLE FUNDING CAPITAL COMPANY LLC, a Delaware limited liability company (“VFCC”), WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”), as agent for the Lenders (the “Agent”) and as Lender Group Agent for the VFCC Group, MARKET STREET FUNDING LLC (“Market Street”) and GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender and as a Lender Group Agent. Capitalized terms used and not otherwise defined herein are used as defined in the Second Amended and Restated Credit and Security Agreement (as amended hereby and defined below).
     WHEREAS, the parties hereto entered into that certain Second Amended and Restated Credit and Security Agreement, dated as of May 14, 2007 (as amended, restated, supplemented or otherwise modified to the date hereof, the “Credit and Security Agreement”);
     WHEREAS, the parties hereto desire to amend the Credit and Security Agreement in certain respects as provided herein;
     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:
     SECTION 1. Amendments.
     (a) Section 7.1(a)(i) of the Credit and Security Agreement is hereby deleted and replaced in its entirety with the following:
     “(i) Annual Reporting. Not later than the seventy-fifth (75th) day (or if such day is not a Business Day, then the first Business Day following such seventy-fifth day) after the close of each of its fiscal years (A) with respect to Bell Microproducts, audited, unqualified consolidated financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for Bell Microproducts for such fiscal year, together with the unqualified opinion of independent certified public accountants, which accountants shall be an independent accounting firm selected by Bell Microproducts and reasonably acceptable to the Agent and each Lender Group Agent, that such audited financial statements have been prepared in accordance with GAAP, and present fairly the results of operations and financial condition of such Loan Party and its Subsidiaries as of the end of and for the fiscal year then ended and (B) with respect to the Borrower, unaudited financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for the Borrower for such fiscal year. Notwithstanding the foregoing, the Servicer shall deliver its annual audited financial statements for its 2006 fiscal year on or before March 17, 2008.”
     (b) The following is hereby added as Section 7.1(a)(xi):
     “(xi) At all times during which any Loan Party required to provide financial statements pursuant to Section 7.1(a)(ii) is not making current filings of quarterly or annual reports (including related financial statements) with the Securities and Exchange Commission, together with the financial statements required by Section 7.1(a)(ii), a report signed by such Loan Party’s Authorized Officer and dated the date of such quarterly financial statement describing, for such financial quarter, the operating results of such Loan Party, comparing actual results to the prior fiscal quarter and the same fiscal quarter of the prior fiscal year and to the projected or planned results prepared by such Loan Party, including, without limitation discussions of, sales, gross profits, operating expenses, operating contribution, interest expense, inventory and accounts receivable levels and credit agreement (bank, securitization and other) compliance status for such periods.”
     (c) The following is hereby added as Section 7.1(a)(xii):
     “(xii) All financial statements provided by any Loan Party during any period during which such Loan Party is not making current filings of quarterly or annual reports (including related financial statements) with the Securities and Exchange Commission shall be based upon internal management information and shall fairly present the financial condition and results of such Loan Party in accordance with GAAP consistently applied, subject only to normal adjustments in the then current period and adjustments, occurring on or before March 17, 2008, arising out of the Loan Party’s restatement process.”
     (d) Section 9.1(t) of the Credit and Security Agreement is hereby deleted and replaced in its entirety with the following:
     “(t) The Servicer shall fail to provide to the Agent and each of the Lender Group Agents, on or before March 17, 2008, restated financial statements with respect to each of the first, second, third and fourth quarters of its 2005 fiscal year and the first and second quarters of its 2006 fiscal year and annual financial statements for each of its fiscal years ended December 31, 2004 and 2005 (collectively, the “Restated Financial Statements”), and/or such restated financial statements shall not satisfy any of the applicable requirements of Sections 7.1(a)(i) or (ii).”
     (e) Section 9.1(u) of the Credit and Security Agreement is hereby deleted and replaced in its entirety with the following:
     “(u) The Servicer shall fail to provide to the Agent and each of the Lender Group Agents, on or before March 17, 2008, a quarterly financial statement for the third quarter of its 2006 fiscal year (the “Third Quarter 2006 Financial Statement”) and annual audited financial statements for its 2006 fiscal year (the “Annual 2006 Financial

Statement”) and/or such quarterly or annual financial statements shall not satisfy any of the applicable requirements of Sections 7.1(a)(i) or (ii).”
     (f) Section 9.1(v) of the Credit and Security Agreement is hereby deleted and replaced in its entirety with the following:
     “(v) An Authorized Officer of the Servicer shall fail to provide to the Agent and each of the Lender Group Agents, on or before March 17, 2008, restated Compliance Certificates with respect to each of the Restated Financial Statements and/or a Compliance Certificate with respect to either the Annual 2006 Financial Statement or the Third Quarter 2006 Financial Statement.”
     (g) Section 9.1(z) of the Credit and Security Agreement is hereby deleted and replaced in its entirety with the following:
     “(z) A Delisting Event shall have occurred and be continuing at any time after March 17, 2008.”
     (h) Clause (ii) of the first sentence of the definition of “LIBO Rate” as set forth in Exhibit I to the Credit and Security Agreement is hereby deleted and replaced with the following:
     “(ii) on any day (A) prior to the occurrence of a Delisting Event, 1.50% per annum and (B) from and after the date on which a Delisting Event occurs, 2.00% per annum
     (i) The following additional definition is hereby added to Exhibit I to the Credit and Security Agreement in alphabetical order:
     “Delisting Event: Shall occur as of the first day on which any class of capital stock of Bell Microproducts no longer is listed on or is otherwise removed or delisted from any stock exchange, including without limitation the stock exchange maintained by The Nasdaq Stock Exchange, Inc. or its affiliates or trading in any such class of capital stock shall be restricted by any stock exchange.”
     SECTION 2. Effective Date. This Amendment shall become effective (the “Effective Date”) upon the latest to occur of (a) the receipt by the Agent and each of the Lender Group Agents of a certificate of an Authorized Officer of each of the Servicer and the Borrower that as of the date hereof, no Unmatured Amortization Event or Amortization Event has occurred and is continuing, (b) the receipt by the Agent and each of the Lender Group Agents of an executed counterpart of this Amendment by each of the Borrower and the Servicer, (c) the receipt by each Lender Group Agent of an amended and restated Fee Letter, dated as of the date of this Amendment, executed by the Borrower and (d) the receipt by each Lender Group Agent on the date hereof of the fees due and payable on the date hereof.
     SECTION 3. Confirmation of Representations and Warranties. By executing this Amendment, each of the Borrower and the Servicer hereby (i) reaffirms, after giving effect to this Amendment, each of its respective representations and warranties set forth in the Credit and

Security Agreement as of the date hereof and agrees that all such representations and warranties shall be deemed to have been remade as of the date hereof and (ii) represents and warrants that, upon the effectiveness of this Amendment, no Amortization Event or Unmatured Amortization Event has occurred and is continuing as of the date hereof.
     SECTION 4. Release of Claims. To induce each of the Lenders, the Agent and each of the Lender Group Agents to enter into this Amendment, the Borrower and the Servicer each hereby waives and releases and forever discharges each of the Lenders, the Agent, each of the Lender Group Agents and each of the other Secured Parties and their respective officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against any of them arising out of or relating to the Obligations. The Borrower and the Servicer each further agrees to indemnify and hold each of the Lenders, the Agent, each of the Lender Group Agents and each of the other Secured Parties and their respective officers, directors, attorneys, agents and employees harmless from any loss, claim, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against any of them on account of any claims arising out of or relating to the Obligations. The Borrower and the Servicer each further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.
SECTION 5. Miscellaneous.
     (a) References in the Credit and Security Agreement. Upon the effectiveness of this Amendment, each reference in the Credit and Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit and Security Agreement as amended hereby, and each reference to the Credit and Security Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Credit and Security Agreement as amended hereby.
     (b) Effect on Credit and Security Agreement. Except as specifically amended hereby, the Credit and Security Agreement shall remain in full force and effect. This Amendment shall neither (i) constitute a novation of the Credit and Security Agreement, but shall constitute an amendment thereof nor (ii) operate as a waiver of any right, power or remedy of the Agent or any of the Lender Group Agents or any other Secured Party under the Credit Agreement or any of the other Transaction Documents.
     (c) Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
     (d) Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     (e) Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
     (f) Amendments. This Amendment may not be amended or otherwise modified except as provided in the Credit and Security Agreement.
     (g) CHOICE OF LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.
     (h) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, THE CREDIT AND SECURITY AGREEMENT, ANY DOCUMENT EXECUTED BY ANY LOAN PARTY PURSUANT HERETO OR THERETO OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

BELL MICROPRODUCTS FUNDING CORPORATION as Borrower

By:	/s/ Karl Steffen

Name:	Karl Steffen

Title:	CFO

Address:	Bell Microproducts Funding Corporation 1941 Ringwood Avenue Suite A San Jose, California 95131 Attention: Chief Financial Officer Telephone: 408-467-2735 Fax: 408-467-2735

BELL MICROPRODUCTS INC. as Servicer

By:	/s/ William F. Meyer

Name:	William F. Meyer

Title:	EVP & CFO

Address:	Bell Microproducts Inc. 1941 Ringwood Avenue San Jose, California 95131 Attention: Chief Financial Officer Telephone: 408-451-9400 Fax: 408-451-1632
[additional signatures to follow]
[Signature page to First Amendment to Second A&R CSA for Bell]

VARIABLE FUNDING CAPITAL COMPANY LLC as a Lender

By:	Wachovia Capital Markets, LLC, as Attorney-In-Fact

By:	/s/ Douglas R. Wilson, Sr.

Name:	Douglas R. Wilson, Sr.

Title:	Director

Address:	Variable Funding Capital Company LLC
c/o Wachovia Bank, National Association
One Wachovia Center
301 South College Street, TW-10
Charlotte, North Carolina 28288
Attention: Doug Wilson
Telephone: 704-374-2520
Fax: 704-383-9579

WACHOVIA BANK, NATIONAL ASSOCIATION as a Liquidity Bank, as Lender Group Agent for the Lender Group of which VFCC is a member and as Agent

By:	/s/ Michael J. Landry

Name:	Michael J. Landry

Title:	Vice President

Address:	Wachovia Bank, National Association 171 17th Street, NW 4th Floor, Mail Code GA4524 Atlanta, Georgia 30363 Attention: Michael Landry Telephone: 404-214-6388 Fax: 404-214-5481
[additional signatures to follow]
[Signature page to First Amendment to Second A&R CSA for Bell]

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender, as Lender Group Agent for the Lender Group of which GECC is a member, as a Liquidity Bank and as a Conduit

By:	/s/ David Johnson

Name:	David Johnson

Title:	Duly Authorized Signatory

Address:	GE Commercial Finance

401 Merritt Seven

Norwalk, CT 06851

	Attention:	David Johnson

	Telephone No.:	203-229-1865

	Facsimile No.:	203-956-4002

[end of signatures]
[Signature page to First Amendment to Second A&R CSA for Bell]